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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       August 16, 2006 (August 16, 2006)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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        DELAWARE                     0-23317                   06-1411336
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(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                         Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.     REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02.     Termination of a Material Definitive Agreement

On August 16, 2006, the Amended and Restated Employment Agreement between Dr. Y. Douglas Dolginow, and Gene Logic Inc. (the "Company"), dated April 1, 1999, was terminated by mutual agreement and Dr. Dolginow ceased to be an executive officer of the Company. Dr. Dolginow will continue to be employed by the Company on a part-time basis as a Fellow and Senior Advisor.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Gene Logic Inc.


                                          By:  /s/ Philip L. Rohrer Jr.
                                               ---------------------------------
                                                   Philip L. Rohrer, Jr.
                                                   Chief Financial Officer


Dated:  August 16, 2006


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